PIMCO Funds

Supplement dated March 1, 2024 to the Bond Funds Prospectus, dated July 31, 2023, as supplemented from time to time (the “Prospectus”), and the PIMCO Mortgage-Backed Securities Fund Summary Prospectus, dated July 31, 2023, as supplemented from time to time (the “Summary Prospectus”)

Disclosure Related to the PIMCO Mortgage-Backed Securities Fund (the “Fund”)

At a meeting held in February 2024, Pacific Investment Management Company LLC (“PIMCO”) proposed that the Board of Trustees of PIMCO Funds consider, at a future meeting, approval of a reorganization of the Fund (which currently operates as a mutual fund) into a newly-created exchange-traded fund (the “ETF”) (the “Conversion”).

The new ETF is expected to be managed in a substantially similar manner as the Fund. If approved by the Board of Trustees, it is currently anticipated that the Conversion would be completed on or before September 20, 2024. Shareholders of the Fund may benefit from the Conversion, such as in the form of reduced costs, including no Rule 12b-1 fees or sales charges, among other potential benefits.

PIMCO is communicating the proposed Conversion prior to Board approval in order to provide Fund shareholders with ample notice of the proposed Conversion and allow them time to engage with PIMCO and/or their intermediaries regarding the implications of the proposed Conversion, including the need to have a brokerage account prior to the Conversion in order to receive ETF shares upon the Conversion date. It is anticipated that certain shareholders may not be eligible to receive ETF shares upon the Conversion date, in which case they would receive the cash value of their shares as of that date. Additionally, upon the Conversion date, assets that remain invested in the Fund through certain defined contribution plans and certain retirement accounts are generally expected to be transferred into the PIMCO Government Money Market Fund, depending on the terms of the applicable defined contribution plan agreement or retirement account agreement. If you have questions regarding the Conversion, please contact your financial intermediary or PIMCO (888.877.4626), as applicable.

It is possible that the Conversion will not be approved as currently proposed or will not occur as currently proposed for other reasons, in which case it is possible the changes described herein would not take effect. If the Conversion does proceed as proposed, it is expected that it generally would consist of (1) the transfer of the Fund’s assets and liabilities to a corresponding shell ETF in exchange for shares of the ETF; and (2) the distribution of the ETF shares to the Fund shareholders in complete liquidation of the Fund. If approved by the Board of Trustees, no shareholder approval will be required prior to the Conversion. Existing shareholders of the Fund will receive, prior to the Conversion, a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF and summarizing the Board of Trustees’ considerations in approving the Conversion.

The new ETF has not commenced investment operations, and it is anticipated that it will not have shareholders prior to the Conversion.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except potentially to the extent that they receive cash in connection with the Conversion.

If (and only if) the Conversion is approved as proposed, the following changes are expected to take effect on June 3, 2024 (the “Effective Date”):

1.	Class A, Class C, Institutional Class, Class I-2 and Class I-3 Shares of the Fund will be closed to new investors with certain exceptions.

2.	New accounts for the Fund may no longer be established directly through PIMCO Investments LLC (the “Distributor”).

3.	No contingent deferred sales charge (“CDSC”) will be imposed on redemptions of the Class A or Class C Shares of the Fund requested on or following the Effective Date.

4.	No sales charge will be imposed on purchases of Class A Shares of the Fund requested on or following the Effective Date.

5.	Any current Letter of Intent (LOI) under which Class A Shares of the Fund were purchased will be considered completed.

6.	Distribution and Service (Rule 12b-1) Fees on Class A or Class C Shares of the Fund will be waived.

Further information regarding these changes is included in the table below. As noted above, each of these changes will be implemented only if the Board of Trustees approves the Conversion as proposed.

Policy	Change

1. Limited Offering of Class A, Class C, Institutional Class, Class I-2 and Class I-3 Shares

On the Effective Date, the following will be added as a new section immediately preceding the “Investment Objective” section of the Fund’s Summary Prospectus (the “Summary Prospectus”):

Class A, Class C, Institutional Class, Class I-2 and Class I-3 shares of the Fund are publicly offered on a limited basis. (See “Purchase and Sale of Fund Shares” section for more information.)

On the Effective Date, the following will be added as a new section for the Fund in the Summary Prospectus under the heading “Purchase and Sale of Fund Shares” and the Prospectus under the heading “Summary of Other Important Information Regarding Fund Shares – Purchase and Sale of Fund Shares”:

Except as otherwise described below, the only shareholders permitted to continue to purchase Class A, Class C, Institutional Class, Class I-2 and Class I-3 shares of the PIMCO Mortgage-Backed Securities Fund are existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of June 3, 2024. In addition:

•  Existing shareholders of each applicable Class may continue to purchase additional shares of the Class in their existing Fund accounts either through the Distributor or a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

•  Purchases are permitted through new accounts established with existing shares of the Fund by transfer, such as transfers as a result of death.

•  Qualified employee benefit plans and other retirement savings plans that have an applicable Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

Policy	Change

2. No New Accounts Through Distributor

In addition, on the Effective Date, the following paragraph will be added as a new section for the Fund in the Summary Prospectus under the heading “Purchase and Sale of Fund Shares” and the Prospectus under the heading “Summary of Other Important Information Regarding Fund Shares – Purchase and Sale of Fund Shares”:

Prior to June 3, 2024, you may purchase shares directly from the Distributor or through your financial intermediary. Effective June 3, 2024, new accounts may not be established directly with respect to the PIMCO Mortgage-Backed Securities Fund.

3. CDSC Waiver on Class A and C Shares

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Fees and Expenses of the Fund” sections in the Summary Prospectus and the Prospectus:

Beginning on June 3, 2024, no Deferred Sales Charge (CDSC) will be imposed on redemptions of the Class A or Class C Shares of the PIMCO Mortgage-Backed Securities Fund.

4. Sales Charge Waiver on Class A Shares

In addition, on the Effective Date, the following will be added to “Fees and Expenses of the Fund” section in the Summary Prospectus and in the Prospectus:

Beginning on June 3, 2024, no sales charge will be imposed on purchases of Class A Shares of the PIMCO Mortgage-Backed Securities Fund. As a result, any subsequent purchases of PIMCO Mortgage-Backed Securities Fund shares will not be eligible assets for letter of intent purchases after June 3, 2024.

5. Forgiving Letter of Intent Obligations on Class A Shares

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Sales Charges – Letter of Intent.” section of the Prospectus:

•  Effective June 3, 2024, any current Letter of Intent (LOI) under which Class A Shares of PIMCO Mortgage-Backed Securities Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested in that Fund before June 3, 2024. This change may also apply to the LOIs described in Appendix B —Financial Firm-Specific Sales Charge Waivers and Discounts. Please check with your financial intermediary.

6. Waiver of Distribution and Service (Rule 12b-1) Fees on Class A and Class C Shares

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Fees and Expenses of the Fund” sections in the Summary Prospectus and the Prospectus:

Distribution and Service (Rule 12b-1) Fees on Class A and Class C Shares of the PIMCO Mortgage-Backed Securities Fund will be waived beginning as of June 3, 2024.

The above constitutes notice under any applicable agreements between PIMCO, PIMCO Investments LLC and a financial intermediary of a reduction in the Fund’s Rule 12b-1 Fees.

* * * * *

If the Conversion is approved by the Board of Trustees as proposed, a combined information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After the materials are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.pimco.com and a paper copy can be obtained at no charge by calling 888.87.PIMCO.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Investors Should Retain This Supplement for Future Reference

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